                     GUARANTY
             (TDC Convalescent, Inc.)

     WHEREAS, TDC/Emeritus Paso Robles Associates, a Washington general partnership ("Borrower"), is or will become indebted to FINOVA Capital Corporation
("Lender").

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned (whether one or more, Guarantor ) hereby guarantees to Lender the prompt payment at maturity (by acceleration or otherwise), and at all times thereafter, of the Guaranteed Indebtedness (hereinafter defined), this Guaranty being upon the following terms and conditions:

     l. As used throughout this Guaranty, the term
"Borrower" shall include, without limitation,
Borrower, Borrower as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party hereafter appointed for Borrower or all or substantially all of its assets pursuant to any liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Debtor Relief Law
(hereinafter defined) from time to time in effect affecting the rights of creditors generally.

     2. The term "Guaranteed Indebtedness," as used herein means the (a) "Indebtedness" as that term is defined in the Deed of Trust, Security
Agreement, Assignment of Leases and Rents and
Fixture Filing (herein called the "Deed of Trust") dated of even date herewith, executed by Borrower in favor of Chicago Title Company, as trustee for the benefit of Lender including without limiting the generality of the foregoing, the obligation to pay when due all sums due under that certain
Promissory Note of even date therewith in the original principal amount of $6,000,000.00, executed by Borrower and payable to the order of Lender (the "Note"); (b) interest on any of the indebtedness described in clause (a) preceding, whether accruing prior to or after maturity of such indebtedness; (c) any and all costs, reasonable attorneys' fees, and expenses incurred by Lender by reason of Borrower's default in payment of any of the foregoing indebtedness; and
(d) any renewal or extension of the indebtedness, costs, or expenses described in clauses (a) through (c) preceding, or any part thereof.

     3. This instrument shall be an absolute and continuing Guaranty, and the circumstance that at any time or from time to time the Guaranteed Indebtedness may be paid in full shall not affect the obligation of Guarantor with respect to the indebtedness of Borrower to Lender thereafter incurred.

     4. If Guarantor becomes liable for any
indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Guarantor covenants and agrees that it will not assert any rights arising from payment or other performance hereunder until all of Guarantor's liability hereunder shall have been discharged in full and all of the Guaranteed
Indebtedness existing at the time of such discharge shall have been paid and performed in full.

     5. Upon the occurrence of an "Event of
Default," as defined in the Loan Agreement of even date herewith between Borrower and Lender as amended, ("Loan Agreement"), Guarantor shall, on demand and without further notice of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the amount due thereon to Lender, and it shall not be necessary for Lender, in order to enforce such payment by Guarantor, first or contemporaneously to institute suit or exhaust remedies against Borrower or others liable on such indebtedness, or to enforce rights against any security which shall ever have been given to secure such indebtedness.

     6. All principal of and interest on all
indebtedness, liabilities and obligations to
Guarantor of Borrower, any partner of Borrower or any other party guaranteeing all or any portion of the Guaranteed Indebtedness (the "Subordinated
Debt"), whether direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, now or hereafter existing, due or to become due to Guarantor, or held or to be held by Guarantor, whether created directly or acquired by assignment or otherwise, and whether evidenced by written instrument or not, shall be expressly subordinated to the Guaranteed Indebtedness pursuant to that certain
Subordination Agreement between Guarantor and
Lender of even date herewith.

     7. Guarantor hereby agrees that its
obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or Guaranty for any or all of the Guaranteed Indebtedness; (b) any release, surrender, exchange, subordination, or toss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness; (c) any partial release of the liability of Guarantor hereunder, or, if there is more than one person or entity signing this Guaranty, the release of any one or more of them hereunder, or the partial release of any party at any time liable for the payment of any or all of the Guaranteed
Indebtedness; (d) the death, insolvency, bankruptcy, disability, or lack of partnership or corporate power of Borrower, any of the undersigned, or any party at any time liable for the payment of any or all of the Guaranteed
Indebtedness, whether now existing or hereafter occurring; (e) any renewal, extension, or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Lender to Borrower or Guarantor; (f) any neglect, delay, omission, failure, or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Indebtedness; (g) any failure of Lender to notify Guarantor of any renewal, extension, or assignment of the Guaranteed Indebtedness or any part thereof, or the release of any security or of any other action taken or refrained from being taken by Lender against Borrower or any new agreement between Lender and Borrower, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances whatsoever with respect to or in connection with the Guaranteed Indebtedness; (h) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower by reason of the fact that the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra vires, or the partners creating same acted in excess of their authority or violated any fiduciary duties in connection therewith; or (i) any payment by Borrower to Lender is held to constitute a preference under the bankruptcy laws or if for any other reason Lender is required to refund such payment or pay the amount thereof to someone else.
Without limiting the generality of the foregoing or any other provisions hereof, the Guarantor expressly waives any and all benefits which might otherwise be available to Guarantor under California Civil Code Sections 2809, 2810, 2839,
2845, 2849, 2850, 2899 and 3433, in each instance
to the extent such laws, or any one of them, are applicable to the Guaranty, any of the Loan
Documents, any of the Obligations or any of the Indebtedness.

     8. Guarantor hereby waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Guaranteed Indebtedness or require suit against Borrower or others.

     9. The Guarantor shall not assert, enforce or otherwise exercise any right of subrogation to any of the rights or interests of the Lender against the Borrower or any other obligor on the Guaranteed Indebtedness or any collateral or other security, any right of recourse, reimbursement, contribution, indemnification or similar right against the Borrower or any other obligor on all or any part of the Guaranteed Indebtedness or any guarantor thereof, and the Guarantor hereby irrevocably waives any and all of the foregoing rights. The Guarantor irrevocably waives the benefit of and any right to participate in any collateral or other security given to the Lender to secure payment of the Guaranteed Indebtedness.

     10. Should Guarantor become insolvent, or fail to pay such Guarantor's debts generally as they become due, or voluntarily seek, consent to, or acquiesce in the benefit or benefits of any Debtor Relief Law (as used herein, "Debtor Relief
Law" means the Bankruptcy Code [as amended, herein so called) of the United States of America and the Bankruptcy Act [as amended, herein so called) of Canada and any other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief law from time to time in effect affecting the rights of creditors generally), or become a party to (or be made the subject of any proceeding provided for by any Debtor Relief Law
(other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of Lender granted hereunder, then, in any such event, the Guaranteed Indebtedness shall be, as between Guarantor and Lender, a fully matured, due, and payable obligation of Guarantor to Lender
(without regard to whether there exists an Event of Default or whether the Indebtedness, or any part thereof is then due and owing by Borrower to Lender), payable in full by Guarantor to Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

     11. Guarantor represents and warrants that the value of the consideration received and to be received by Guarantor is reasonably worth at least as much as the liability and obligation of Guarantor hereunder, and such liability and obligation may reasonably be expected to benefit
Guarantor directly or indirectly.

     12. By execution hereof, Guarantor covenants and agrees to provide to Lender copies of those financial statements and income tax returns of Guarantor as required under the Loan Agreement.

     13. This Guaranty is for the benefit of
Lender and Lender's successors and assigns, and in the event of an assignment of the Guaranteed
Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantor, but on Guarantor's successors and assigns and, if this Guaranty is signed by more than one person or entity, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each of the undersigned and their respective successors and assigns. Lender shall have no recourse under this Guaranty against the natural person who executed this Guaranty or against any other officer, director or shareholder of Guarantor;
however, the foregoing shall not affect or limit
Lender's remedies available by operation of law in the event Guarantor dissolves, is liquidated or otherwise ceases to exist.

     14. THIS GUARANTY SHALL BE DEEMED TO HAVE
BEEN EXECUTED, DELIVERED AND ACCEPTED IN AND THIS
GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE
STATE OF ARIZONA (WITHOUT REGARD FOR ITS CONFLICTS
OF LAW PRINCIPLES), THE STATE IN WHICH LENDER'S
PRINCIPAL PLACE OF BUSINESS IS LOCATED, AND BY
EXECUTION HEREOF GUARANTOR AGREES THAT SUCH LAWS
AND DECISIONS OF THE STATE OF ARIZONA SHALL GOVERN
THIS GUARANTY NOTWITHSTANDING THE FACT THAT THERE
MAY BE OTHER JURISDICTIONS WHICH MAY BEAR A
REASONABLE RELATIONSHIP TO THE TRANSACTIONS
CONTEMPLATED HEREBY.

     15. GUARANTOR HEREBY AGREES THAT ALL ACTIONS
OR PROCEEDINGS INITIATED BY GUARANTOR AND ARISING
DIRECTLY OR INDIRECTLY OUT OF THIS GUARANTY OR THE
OTHER LOAN DOCUMENTS SHAI.L BE LITIGATED IN THE
SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY
DIVISION, OR THE UNITED STATES COURT FOR THE
DISTRICT OF ARIZONA OR, IF LENDER INITIATES SUCH
ACTION, IN ADDITION TO THE FOREGOING COURTS ANY
COURT IN WHICH ANY PROPERTY DESCRIBED IN THE LOAN
DOCUMENTS IS LOCATED, TO THE EXTENT SUCH COURT HAS
JURISDICTION. GUARANTOR HEREBY EXPRESSLY SUBMITS
AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN
ANY. ACTION OR PROCEEDING COMMENCED BY LENDER IN
ANY OF SUCH COURTS, AND AGREES THAT SERVICE OF ANY
REQUIRED SUMMONS AND COMPLAINT OR OTHER PROCEEDS
OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED
MAIL ADDRESSED TO THE GUARANTOR AS SET FORTH
BELOW. GUARANTOR WAIVES ANY CLAIM THAT PHOENIX,
ARIZONA OR THE DISTRICT OF ARIZONA IS AN
INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON
LACK OF VENUE. SHOULD GUARANTOR, AFTER BEING SO
SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUNINIONS,
COMPLAINT PROCESS OR PAPERS PROPERLY SERVED WITHIN
THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE
MAILING THEREOF, GUARANTOR SHALL BE DEEMED IN
DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE
ENTERED BY A COURT IN ACCORDANCE WITH APPLICABLE
LAW AND PROCEDURE AGAINST GUARANTOR AS DEMANDED OR
PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR
PAPERS TO THE EXTENT PERMITTED BY LAW. THE
EXCLUSIVE CHOICE OF FORUM FOR GUARANTOR SET FORTH

HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE
ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED
IN ANY OTHER FORUM OR THE TAKING, BY LENDER OF ANY
ACTION TO ENFORCE THE SAME IN ANY OTHER
APPROPRIATE JURISDICTION AND GUARANTOR HEREBY
WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH
JUDGMENT OR ACTION.

     16. FOR AND IN CONSIDERATION OF LENDER'S
ADVANCEMENT TO BORROWER OF THE PRINCIPAL SUMS IN
THE AMOUNT OF UP TO SIX MILLION AND NO/100 DOLLARS
($6,000,000.00), GUARANTOR, BEING A PARTNER OF
BORROWER AND AN EXPERIENCED OWNER AND OPERATOR OF
REAL ESTATE AND A PARTICIPANT IN SOPHISTICATED
REAL ESTATE VENTURES, AND HAVING CONSULTED WITH
COUNSEL OF ITS CHOOSING, HEREBY WAIVES ANY RIGHT
TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR
PROCEEDING ( 1 ) BROUGHT BY GUARANTOR, LENDER OR
ANY OTHER PERSONS RELATING TO (A) THE LOAN
EVIDENCED BY THE NOTE OR (B) THIS GUARANTY OR (2)
TO WHICH LENDER IS A PARTY. GUARANTOR HEREBY
AGREES THAT THIS GUARANTY CONSTITUTES A WRITTEN
CONSENT TO WAIVER OF TRIAL BY JURY, AND GUARANTOR
DOES HEREBY CONSTITUTE AND APPOINT LENDER ITS TRUE
AND LAWFUL ATTORNEY IN FACT, WHICH APPOINTMENT IS
COUPLED WITH AN INTEREST AND IRREVOCABLE, AND
GUARANTOR DOES HEREBY AUTHORIZE AND EMPOWER
LENDER, IN THE NAME, PLACE, AND STEAD OF
GUARANTOR, TO FILE THIS GUARANTY WITH THE CLERK OR
JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A
WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.
GUARANTOR ACKNOWLEDGES THAT ITS WAIVER OF TRIAL BY
JURY HAS BEEN MADE KNOWINGLY, INTENTIONALLY AND
WILLINGLY BY GUARANTOR AS PART OF A BARGAINED FOR
LOAN TRANSACTION. GUARANTOR WILL NOT SEEK TO
CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL
HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A
JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED.

     17. THIS GUARANTY SHALL TERMINATE AND BE OF
NO FURTHER FORCE OR EFFECT UPON THE PAYMENT IN
FULL OF THE GUARANTEED INDEBTEDNESS AND NO FURTHER
WRITING SHALL BE REQUIRED TO EFFECTUATE SUCH
TERMINATION HEREOF IN SUCH EVENT.

     18. Provided there is no Event of Default or Incipient Default of which Borrower has received notice from Lender at such time, on the fifth anniversary of the Loan Closing, Lender will consider a reduction in the amount of the Guaranteed Indebtedness, such reduction, if any, to be in such amounts and upon such terms as Lender, in its sole and absolute discretion, may determine.

     19. It is the intent of Guarantor and Lender that the laws of the State of Arizona apply to this Guaranty as set forth in paragraph 14 above;
however, in the event a court with jurisdiction rules that the laws of the State of California apply to and govern this Guaranty, then Guarantor hereby waives (i) any and all benefits available to sureties and creditors which might otherwise be available to Guarantor under the California Civil
Code, including, without limitation, Sections
2809, 2810, 2819, 2839, 2845, 2849, 2850, 2899 and
3433; and (ii) all rights and defenses that Guarantor may have because the

Obligations (as defined in the Loan Agreement) are secured by real property. This means, among other things: ( 1 ) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower, (2) if Lender forecloses on any real property collateral pledged by Borrower: (A) The amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, (B) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section
580a, 580b, 580d, or 726 of the California Code of
Civil Procedure. Furthermore, Guarantor waives all rights and defenses arising out of an election of remedies, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Guaranteed Indebtedness, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.

     20. Any notice, request or other
communication required or permitted to be given hereunder may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof, in writing, in the U.S. Mail, certified mail, return receipt requested, postage prepaid, and addressed to the party to receive such notice at the address set forth below or such address elected in writing by the party to receive such notice; but actual notice however given or received, shall always be effective. The last preceding sentence shall not be construed in anywise to effect or impair the waiver of notice or demand to or upon Guarantor in any situation or for any reason (except as otherwise specifically provided).

     If to Guarantor:         TDC Convalescent,
Inc.
                    3017 Douglas Boulevard, Suite
               300
                    Roseville, California 95661

     with copy to:       Randi Nathanson, Esq.
                    The Nathanson Group
                    1411 Fourth Avenue, Suite 905
                    Seattle, Washington 98101

     If to Lender:       FINOVA Capital
Corporation
                    3200 Park Center Drive, Fifth
               Floor
                    Costa Mesa, California 92626

     with copy to:       FINOVA Capital
Corporation
                    7272 East Indian School Road,
               Suite 410
                    Scottsdale, Arizona 85251
                    Attn.: Vice President - Group
               Counsel

     21. Unless otherwise defined herein, all capitalized terms used herein shall have the same meaning as set forth in the Loan Agreement.

     EXECUTED effective as of February 18,1997.

                    TDC Convalescent, Inc., a
                    California corporation

                    By:  /s/ Thomas D. Clark

-------------------------------------------

Name:  Thomas D. Clark
                     Title:    President


THE STATE OF CALIFORNIA      )

)  ss
COUNTY OF PLACER                   )

     On this 19th day of February, 1997, before me, Jerilyn Carlin-Mobley, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas D. Clark, personally known to me
(or proved to me the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that the or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                    /s/ Jerilyn Carlin-Mobley
                                   ---------------
---------------------
                              Notary Public

My Commission Expires:
           10-9-99
------------------------------

                    [SEAL]